ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
User traffic direction fees	¥ 217,932		¥ 276,024
Payable for third-party service fee	145,834		88,498
Payable to institutional funding partners	212,279		67,434
Accrued payroll and welfare	92,502		54,552
Lease liability	21,020
Others	31,351		32,447
Total	¥ 720,918	$ 103,554	¥ 518,955